UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2023

Poseida Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39376	47-2846548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9390 Towne Centre Drive, Suite 200
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 779-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PSTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On May 31, 2023, Poseida Therapeutics, Inc. (the “Company”) received written notice from Takeda Pharmaceuticals USA, Inc. (“Takeda”) of Takeda’s election to terminate that certain Collaboration and License Agreement, dated as of October 11, 2021, between the Company and Takeda (the “Collaboration Agreement”) pursuant to which the Company granted Takeda a worldwide exclusive license under the Company’s piggyBac, Cas-CLOVER, biodegradable DNA and RNA nanoparticle delivery technology and other proprietary genetic engineering platforms to research, develop, manufacture and commercialize gene therapy products for certain indications, including Hemophilia A. The termination of the Collaboration Agreement will be effective July 30, 2023 (the “Termination Date”). Upon termination of the Collaboration Agreement, the Company may seek new strategic collaborations in gene therapy that could include some or all of the programs previously included in the Takeda Collaboration Agreement and potentially additional internal programs, although it has no present commitments or agreements to enter into any such strategic collaborations.

The Collaboration Agreement was terminated by Takeda following strategic decisions in its research priorities to pivot from discovery and preclinical efforts in adeno-associated virus gene therapy, alongside research and preclinical work in rare hematology. Until the Termination Date, the parties will continue to perform their respective obligations under the Collaboration Agreement. Upon the Termination Date, the Company’s exclusivity obligations under the Collaboration Agreement will terminate. In addition, the licenses granted to Takeda by the Company, and the licenses granted to the Company by Takeda to perform research activities under the Collaboration Agreement, will each terminate.

The foregoing description of the material terms of the Collaboration Agreement is qualified in its entirety by reference to the complete text of the Collaboration Agreement, which the Company filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.22 to the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2022.

Item 8.01	Other Events.

As previously disclosed, the Company’s cash, cash equivalents and short-term investments balance as of March 31, 2023 was $247.2 million. The Company expects that its cash, cash equivalents and short-term investments together with the remaining near-term milestones and other payments from its collaboration agreement with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc., taking into account the termination of the Collaboration Agreement with Takeda as disclosed in Item 1.02 above, will continue to be sufficient to fund operations into at least mid-2024.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, estimates of the Company’s cash balance (and the anticipated impact of the termination of the Collaboration Agreement thereto), expenses, capital requirements, any future revenue, and need for additional financing; expectations concerning the termination and transition process of the Collaboration Agreement; the Company’s ability to attract and/or retain new and existing collaborators with development, regulatory, manufacturing and commercialization expertise and its expectations regarding the potential benefits to be derived from such collaborations; expected plans with respect to clinical trials, including timing of regulatory submissions and approvals and clinical data updates; anticipated timelines and milestones with respect to the Company’s development programs and manufacturing activities and capabilities; the potential capabilities and benefits of the Company’s technology platforms and product candidates; and the Company’s plans and strategy with respect to developing its technologies and product candidates. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the actual timing of the transition of responsibilities and activities under the Collaboration Agreement and the parties’ ability to successfully execute the transition in an orderly fashion; the Company’s reliance on third parties for various aspects of its business; risks and uncertainties associated with development and regulatory approval of novel product candidates in the biopharmaceutical industry; the Company’s ability to retain key scientific or management personnel; the fact that the Company will have limited control over the efforts and resources that its strategic partners devote to advancing development programs under their respective collaboration agreements and the Company may not receive the potential fees and payments under the collaboration agreements and the ability of its strategic partners to early terminate the collaborations, such that the Company may not fully realize the benefits of such collaborations; and the other risks described in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poseida Therapeutics, Inc.

Date: June 1, 2023	By:	/s/ Harry J. Leonhardt, Esq.
	Name:	Harry J. Leonhardt, Esq.
	Title:	General Counsel, Chief Compliance Officer & Corporate Secretary